SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: October 22, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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     Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                    21703
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Address of principal executive offices                 (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Bear, Stearns & Co. Inc., which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
     (99)                                    Computational Materials prepared by
                                             Bear,   Stearns  &  Co.   Inc.   in
                                             connection   with   Norwest   Asset
                                             Securities  Corporation,   Mortgage
                                             Pass-Through  Certificates,  Series
                                             1998-27

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORWEST ASSET SECURITIES CORPORATION


October 22, 1998

                                        By:  /s/ B. David Bialzak
                                           ------------------------------
                                                 B. David Bialzak
                                                 Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

   (99)                  Computational Materials prepared by          P
                         Bear,   Stearns  &  Co.   Inc.   in
                         connection   with   Norwest   Asset
                         Securities  Corporation,   Mortgage
                         Pass-Through  Certificates,  Series
                         1998-27